Exhibit 10.16

                    [LETTERHEAD OF BERENSON & COMPANY LLP]


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement of Paging Partners Corporation on Form S-8 of our report dated February 6, 1997, except notes 5 and 10 as to which the date is March 14, 1997, appearing in the Annual Report on Form 10-KSB of Paging Partners Corporation for the year ended December 31, 1996.


                                                    /s/ Berenson & Company LLP

New York, New York
March 25, 1997